Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2023
Property and equipment, net
Schedule of property and equipment, net

	As of December 31,
	2022	2023
	RMB	RMB
Electronic devices	235,628	286,369
Vehicle	5,241	6,008
Furniture and office equipment	151,498	202,682
Leasehold improvement	565,497	470,645
Machinery	61,889	122,371
Buildings	201,129	405,520

Total	1,220,882	1,493,595

Accumulated depreciation and amortization	(526,436)	(642,444)

Property and equipment, net	694,446	851,151